Other Non-Current Assets	6 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
Other Non-Current Assets

B.6. OTHER NON-CURRENT ASSETS
Other non-current assets comprise:

(€ million)	June 30, 2020	December 31, 2019
Equity instruments at fair value through other comprehensive income	872	380
Debt instruments at fair value through other comprehensive income	439	403
Other financial assets at fair value through profit or loss	812	892
Pre-funded pension obligations	156	155
Long-term prepaid expenses	103	115
Long-term loans and advances and other non-current receivables	616	685
Derivative financial instruments	33	37
Total	3,031	2,667
Equity instruments at fair value through other comprehensive income amounted to €872 million as of June 30, 2020. The main changes in this line item during the period are described below:
•As mentioned in Note B.1., following Sanofi's announcement on May 29, 2020 of the divestment of 22.8 million shares of Regeneron common stock, Sanofi ceased to exercise significant influence over Regeneron and hence ceased to account for this investment by the equity method (see Note B.5.). In accordance with IFRS 9 (Financial Instruments), the 400,000 retained shares were classified effective May 29, 2020 within Equity instruments at fair value through other comprehensive income, at a value of €221 million. As of June 30, 2020, Sanofi held 279,766 Regeneron shares, with a carrying amount in the balance sheet of €152 million.
•Sanofi owns equity interests in quoted biotechnology companies. Movements in the quoted market prices of the shares held in those companies generated a net gain of €360 million, recognised in Equity instruments at fair value through other comprehensive income.